UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 21, 2020

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912
(Address of Principal Executive Office, including zip code)

(507) 437-5611
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On May 21, 2020, the Company issued an earnings release announcing its financial results for the second quarter ended April 26, 2020.  A copy of the earnings release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Section 8 – OTHER EVENTS

Item 8.01 Other Events

The below risk factor relating to the COVID-19 pandemic updates and supplements the risk factors disclosed in Part II, “Item 1A. Risk Factors” in the Company's Form 10-Q for the fiscal quarter ended January 26, 2020, which can be accessed at hormelfoods.com in the "Investors" section.
The uncertain and rapidly changing COVID-19 pandemic could adversely affect the Company’s business, financial condition and results of operations.
The ongoing COVID-19 global pandemic has had, and will likely to continue to have, negative impacts across many of the Company's business units and facilities. The Company's operations and business have been impacted directly and indirectly by various government actions taken to stop or slow the spread of COVID-19, including travel restrictions, border shutdowns, stay-at-home and shelter-in-place orders, shutdowns of non-essential businesses, and emergency declarations.
The near and long term impacts of COVID-19 are unknown and impossible to predict with any level of certainty. At this time, the following potential risk factors arising from COVID-19 pandemic, may cause one or more of the following impacts on the Company's operations:

•
One or more of the Company's manufacturing facilities may be shutdown, or have their operations significantly impacted, due to employee illnesses, increased absenteeism, and/or actions by government agencies. Capital projects may be delayed as additional capacity is no longer currently needed. The Company's co-manufacturers and material suppliers may face similar impacts.

•	Regulatory restrictions and measures taken at the Company's facilities to prevent or slowdown the spread of COVID-19 may impact facilities’ efficiency.

•
Operating costs may increase as measures are put in place to prevent or slowdown the spread of COVID-19, such as facility improvements, employee testing, short term disability policies, and manufacturing employee bonus payments.

•	Any new or additional measures required by national, state or local governments to combat COVID-19 may similarly add additional operational costs.

•
Ongoing closure or reduced operations at foodservice establishments may impact results for the Foodservice division. Bankruptcy filings and/or delinquent payments from foodservice industry or other customers may negatively impact cash flow.

•	A national and/or global economic downturn may impact consumer purchase behavior, such as reduced foodservice volume, lower volume in premium brands, and potential loss of business to private label.

•	It may become more difficult and/or expensive to obtain debt or equity financing necessary to sustain our operations, make capital expenditures, and/or finance future acquisitions.

•	The Company may face litigation by stockholders, employees, suppliers, customers, consumers, and others relating to COVID-19 and its effects.

•
The Company relies on its dedicated employees, many of whom have a long tenure with the company. Operations may be negatively impacted if members of the Company's leadership team, or other key employees, become ill with COVID-19 or otherwise terminate their employment as a result of COVID-19. Further, we may face challenges hiring, onboarding, and training new employees, including leadership, which may impact results. The Company may also face operational challenges if government quarantine orders restrict movement of employees.

•
In accordance with recommendations to reduce large gatherings and increase social distancing, many of the Company's office-based employees are working remotely, which may bring additional information technology and data security risks.

•
Supply chain disruptions of various types arising from COVID-19 may impact the Company's ability to make products, the cost for such products, and the ability to deliver products to customers. Closure or reduced operations of material suppliers could result in shortages of key raw materials, as well as impact prices for those materials. The volatility in the market for raw material and supplies could impact the Company's profitability.

•
National, state, and local government orders closing or limiting operation of borders and ports, or imposing quarantine, could impact the Company's ability to obtain raw materials and to deliver finished goods to customers.

•	COVID-19 has wide-reaching impacts to society and the business making all decisions, interactions, and transactions significantly more complex.

•
The Company is committed to being transparent through communications to inform shareholders, employees, customers, consumers, and others about the enhanced safety protocols implemented. The Company must keep pace with a rapidly changing media environment. If the Company's public relations efforts are not effective or if consumers perceive them to be irresponsible, the Company's competitive position, reputation, and market share may suffer.

The COVID-19 pandemic outbreak is an unprecedented situation and the Company's understanding of its impacts are changing and evolving on a weekly if not daily basis. The additional risk factors identified here are based upon information known at this time. The COVID-19 pandemic may adversely impact the Company's operations in one or more ways not identified to date.

These various risks may also increase the likelihood of other risk factors identified in the Company's Form 10-Q for the fiscal quarter ended January 26, 2020, occurring or impact their severity.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits furnished pursuant to Item 2.02

99	Earnings release issued May 21, 2020
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: May 21, 2020	By	/s/ JAMES P. SNEE
JAMES P. SNEE
Chairman of the Board, President and
Chief Executive Officer

Dated: May 21, 2020	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Executive Vice President and
Chief Financial Officer

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